                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

    Filed by the Registrant [X]

    Filed by a party other than the Registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the Com-
                                           mission Only (as permitted by
                                           Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                        GOODHEART-WILLCOX COMPANY,INC.
-------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
        or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transactions applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
        ------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

    (3) Filing party:

        ------------------------------------------------------------------------

    (4) Date filed:

        ------------------------------------------------------------------------

[LOGO]                     THE GOODHEART-WILLCOX
                                 COMPANY, INC.
               123 WEST TAFT DRIVE--SOUTH HOLLAND, ILLINOIS 60473

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 11, 1995

To the Shareholders of The Goodheart-Willcox Company, Inc.:

     The Annual Meeting of Shareholders of The Goodheart-Willcox Company, Inc., will be held at the offices of the Company on Tuesday, July 11, 1995 at 9:30 a.m. C.D.T., for the following purposes:

     1. To fix the number and elect directors of the Company to serve until the next meeting of shareholders and until their respective successors shall have been elected and qualified.

     2. To consider and vote upon ratifying the selection of Grant Thornton LLP as independent certified public accountants for the current fiscal year.

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on May 26, 1995, are entitled to notice of and to vote at the meeting and any adjournment thereof.

     The Company's Annual Report, with financial statements for the fiscal year ending April 30, 1995, a proxy statement and a form of proxy are enclosed herewith.

     Please execute the enclosed proxy and return it promptly in the enclosed envelope to ensure that your shares are represented at the meeting. If you attend the meeting and wish to vote in person, you may then withdraw your proxy.

                                           By Order of the Board of Directors

                                           DICK G. SNYDER
                                           Vice President and Secretary
June 20, 1995

                      THE GOODHEART-WILLCOX COMPANY, INC.

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors for use at the Annual Meeting of Shareholders of The Goodheart-Willcox Company, Inc. (the "Company") to be held Tuesday, July 11, 1995, and at any adjournment thereof, for the purposes set forth in the attached notice. The cost of proxy solicitation will be paid by the Company and may be by mail or by telephone. All proxies which are properly executed and received prior to the meeting will be voted in accordance with the choices specified thereon. When no choice is specified, they will be voted in accordance with the recommendations of management. Any shareholder giving a proxy may revoke it by notice in writing delivered to the Secretary at any time prior to its use, by delivering a later proxy or by voting in person at the Annual Meeting.

     At the close of business on May 26, 1995, the record date for the determination of shareholders entitled to vote at the meeting, there were outstanding and entitled to vote 747,900 shares of the Company's $1.00 par value common stock. Each share is entitled to one vote on all matters. There are no cumulative voting rights. The nominees receiving the greatest number of votes cast by the holders of common stock will be elected directors. The affirmative vote of the majority of shares of common stock present in person or by proxy at the meeting is necessary for the ratification of the selection of the independent certified public accountants.

     The Company's Annual Report, including financial statements for the fiscal year ending April 30, 1995, proxy statement and form of proxy are scheduled to be mailed to shareholders on or about June 20, 1995.

                         ITEM 1. ELECTION OF DIRECTORS

     Management has recommended that the number of directors to be elected at this meeting be fixed at seven, the same number as were elected at last year's Annual Meeting of Shareholders.

     The directors are to be elected to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. It is intended that proxies will be voted, unless otherwise specified, for the nominees named below. Proxies will be voted in a discretionary manner should any nominee be unable to serve. Management has no reason to believe that any nominee will be unable to serve.

     The following table sets forth information as to the principal occupations and affiliations during the last five years or more of each nominee:

                        NAME AND PRINCIPAL OCCUPATIONS                            DIRECTOR
                                OR AFFILIATIONS                                    SINCE*
-------------------------------------------------------------------------------   --------
Walter C. Brown, EdD, age 77, Consulting Editor to the Company since 1981;
  Professor Emeritus, Division of Technology, College of Engineering and
  Applied Sciences, Arizona State University, Tempe, Arizona, since 1966; past
  President, International Technology Education Association; former Chairman of the Board of Arizona Job Colleges, Inc.; past President, International
  Council on Technology Teacher Education; consultant to the Company since
  1959.........................................................................     1974
Robert C. DeBolt, age 56, President and Chief Executive Officer, since 1984,
  F.H. Ayer Manufacturing Co., Chicago Heights, Illinois, a remanufacturer of pumps, steam turbines and transmissions; Director, F.H. Ayer Manufacturing
  Co., Field Technologies, Inc., Highland, Indiana, First National Bank,
  Chicago Heights, Illinois; member
  Audit/Compensation Committee of Board of Directors...........................     1992
George A. Fischer, age 79, Chairman of the Board since June, 1980; President and Chief Executive Officer from January, 1973 to June, 1980; prior thereto
  various positions with the Company since 1955................................     1955
John F. Flanagan, age 51, President and Chief Executive Officer since June,
  1980; Treasurer from January, 1973 to April, 1988; Vice President from
  January, 1973 to June, 1980; prior thereto various positions with the Company
  since 1968...................................................................     1971
Wilma Pitts Griffin, PhD, CFCS, age 58, Chairperson and Professor since 1987,
  Department of Home Economics, Baylor University, Waco, Texas; Associate
  Professor, University of Texas, Austin, Texas, 1973 to 1987; President,
  American Association of Family and Consumer Sciences, 1985 to 1986;
  consultant to the Company since 1982; member, Audit/Compensation Committee of
  Board of Directors...........................................................     1988
Clois E. Kicklighter, EdD, age 56, Dean since 1983, School of Technology,
  Indiana State University, Terre Haute, Indiana; Professor of Construction
  Technology since 1966; Chairman, Executive Board, National Association of
  Industrial Technology, 1988-1989; Chairman, National Association of
  Industrial Technology National Board of Accreditation, 1989 to present;
  consultant to the Company since 1983.........................................     1988
Mrs. Loraine J. Mix, age 83, private investor..................................     1973
---------------
* Includes predecessors of the Company for years prior to July, 1972.

                             ADDITIONAL INFORMATION
                         CONCERNING BOARD OF DIRECTORS

     All seven of the nominees were elected directors of the Company at the last Annual Meeting of Shareholders. The Board of Directors had six meetings during the fiscal year ended April 30, 1995. All directors attended the 1994 Annual Meeting of Shareholders and all the meetings of the Board during the fiscal year.

                          AUDIT/COMPENSATION COMMITTEE

     The Board of Directors has established an Audit/Compensation Committee which recommends to the Board of Directors the engagement of independent auditors of the Company and reviews with such auditors the scope and result of their audits, the internal accounting controls of the Company and the professional services furnished by such auditors to the Company. The Committee further reviews and recommends to the Board of Directors compensation arrangements for the officers of the Company. The Committee presently consists of Wilma Pitts Griffin, Chairperson, and Robert C. DeBolt. During Fiscal 1995, the Committee met on three occasions.

                           COMPENSATION OF DIRECTORS

     Effective July 11, 1995, each director who is not on the Company's payroll is entitled to compensation of $12,000 per annum, payable quarterly, except a director who is absent from two consecutive regularly scheduled directors' meetings, with or without cause, is not entitled to the next following quarterly payment and, further provided, nonemployee directors shall be additionally entitled to a $500 attendance fee for each meeting of a duly constituted committee of the Board. Directors are reimbursed for expenses incurred by attendance at the meetings.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists the beneficial ownership, as of May 1, 1995, of persons known to the Company to be the beneficial owner of more than five percent of the Company's common stock. The table also lists the beneficial ownership, as of May 1, 1995, of common stock owned by all directors and executive officers of the Company, and by all directors and executive officers as a group:

                                                                     AMOUNT AND
              NAME OF                          POSITION              NATURE OF      PERCENT OF
         BENEFICIAL OWNER                    WITH COMPANY            OWNERSHIP        CLASS
-----------------------------------  -----------------------------   ----------     ----------
Mrs. Loraine J. Mix................  Director                          292,300(1)      39.1%
                                     Director, Chairman of the
George A. Fischer..................  Board                             163,200         21.8%
Fred Eychaner......................                                    111,412(2)      14.9%
Century Partners...................                                     42,700(3)       5.7%
                                     Director and Executive
John F. Flanagan...................  Officer                            20,634(4)       2.8%
Walter C. Brown....................  Director                            1,000(5)         *
Robert C. DeBolt...................  Director                               --           --
Wilma Pitts Griffin................  Director                              150            *
Clois E. Kicklighter...............  Director                              100            *
Donald A. Massucci.................  Executive Officer                     300            *
Dick G. Snyder.....................  Executive Officer                     700            *
Directors and Executive Officers
    as a Group (9 Persons)........................................     478,384           64%

---------------
 * Less than one percent

(1) Mrs. Mix owns 27,100 shares and, in addition, is a co-trustee, with sole voting and investment power relating to shares of the Company, and a beneficiary together with her two daughters, one of whom is the wife of Mr. Flanagan, of a testamentary trust established by the Last Will of Floyd M. Mix, deceased, which trust holds 265,200 shares of the Company.

(2) On October 12, 1994, Mr. Fred Eychaner filed a Schedule 13D Statement with the Securities and Exchange Commission disclosing the purchase of 111,412 shares of the Company's securities. Mr. Eychaner stated that the shares were purchased for investment and additional purchases of the Company's stock may be made subject to the availability of additional shares, an acceptable price, alternative sources of investment, and other factors. Mr. Eychaner also stated therein that there are no present plans to seek representation on the Company's Board of Directors. His address is 1645 West Fullerton Parkway, Chicago, Illinois 60614.

(3) On or about February 12, 1990, Century Partners filed a Schedule 13G with the Securities and Exchange Commission disclosing the purchase of 38,300 shares of the Company's securities. In addition, Century Partners advised the Company that on June 9, 1993 it filed Amendment #1 to Schedule 13G with the Securities and Exchange Commission showing Century Partners owner of record of 42,700 shares or 5.7% of the Company's outstanding stock. Their address is 800 Post Road, P.O. Box 4032, Darien, Connecticut 06820.

(4) Of these shares, 18,000 are owned beneficially and of record by Mr. Flanagan's wife, 2,614 are owned jointly by Mr. Flanagan and his wife and 20 are held by him as custodian for their children.

(5) These shares are owned beneficially and of record by Dr. Brown and his wife as co-trustees under a living trust.

                            STOCK PURCHASE AGREEMENT

     On November 19, 1981, the Company entered into an agreement with George A. Fischer for the right to purchase all his common stock (securities) in the Company as of the date of his death. The price shall be equal to the fair market value of the securities as of the date of his death as determined by a designated securities dealer located in Chicago, Illinois. After an initial payment of 40% of the securities' purchase price, the Company can pay for the securities over a 5 year period. The Company owns and is the beneficiary of insurance on the life of Mr. Fischer in order to meet a substantial portion of its obligation under this agreement.

                             EXECUTIVE COMPENSATION

          REPORT OF AUDIT/COMPENSATION COMMITTEE OF BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     The Audit/Compensation Committee (the "Committee") of the Board of Directors determines the base salary and annual bonuses for executive officers based on Company and individual performance. Measurement of corporate performance is based on Company goals and industry performance levels.

     To aid the Committee in this process, a review and evaluation of executive compensation practices of other similar sized publishing companies was conducted in January, 1995. The Company's executive level positions were matched to comparable survey positions. Competitive market compensation levels were determined for base salary level increase and performance bonuses for the executive officers to a level more consistent with those of other companies in the industry.

                                           Wilma Pitts Griffin, Chairperson
                                           Robert C. DeBolt, Member

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Board of Directors adopted a Supplemental Executive Retirement Plan ("SERP") effective May 1, 1994. The SERP is a non-qualified retirement plan established for the benefit of a select group of management employees of the Company to supplement benefits provided under the Company's Employees' Profit Sharing Plan ("Plan"). To the extent benefits under the Plan are limited by the Internal Revenue Code of 1986, supplemental benefits are provided under the terms and conditions of the SERP. The Company administers the SERP and the Board of Directors may amend or terminate it at any time, provided that no amendment shall reduce or discontinue any benefit accrued to the date of the Amendment. The Company has not funded the SERP and there are no assets held by it.

                           SUMMARY COMPENSATION TABLE

     The following table shows executive compensation for the fiscal years indicated for the Chief Executive Officer and all other executive officers of the Company ("Named Officers"):

                                                                                          ALL OTHER
                                                                                         COMPENSATION
                                                                                         ------------
                                                    ANNUAL COMPENSATION
                                       ----------------------------------------------
         NAME AND PRINCIPAL            FISCAL                            OTHER ANNUAL
              POSITION                  YEAR      SALARY      BONUS      COMPENSATION
------------------------------------   ------    --------    --------    ------------
John F. Flanagan....................    1995     $245,000    $100,000         N/A(2)       $ 34,689
  President and Chief                   1994      235,000      81,000         N/A(2)         33,393(1)
  Executive Officer                     1993      225,000      60,000         N/A(2)         33,393(1)
Donald A. Massucci..................    1995     $105,500    $ 35,000         N/A(2)       $ 26,336
  Vice-President/Treasurer              1994      101,500      25,000         N/A(2)         21,939(1)
                                        1993       97,500      17,500         N/A(2)         20,777(1)
Dick G. Snyder......................    1995     $105,500    $ 35,000         N/A(2)       $ 30,373
  Vice-President/Secretary              1994      101,500      25,000         N/A(2)         22,572(1)
                                        1993       97,500      17,500         N/A(2)         21,522(1)

---------------

(1) Amounts of All Other Annual Compensation include amounts contributed or accrued for fiscal 1995 by the Company for or in behalf of the Named Officers under the Company's Employee Profit Sharing Plan, and the Supplemental Executive Retirement Plan (SERP) and amounts paid in fiscal 1995 by the Company for life insurance coverage. For Messrs. Flanagan, Massucci and Snyder, the respective amounts contributed to the Profit Sharing Plan were: $22,500, $21,101 and $21,101, and the respective amounts paid for life insurance premiums were $4,689, $5,235 and $9,272. The amount accrued under the SERP for Mr. Flanagan was $7,500.

(2) The value of such benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any Named Officer.

                     EXECUTIVE OFFICER EMPLOYMENT AGREEMENT

     An agreement dated June 1, 1975, amended from time to time and further amended April 6, 1995, between the Company and the Chief Executive Officer John
F. Flanagan provides that until May 31, 1998, or any renewal date, he will serve as Chief Executive Officer, with his duties to be determined by the Board of Directors. Effective May 1, 1995, he is to be paid compensation of $255,000 per year, plus reimbursement of expenses and any bonus awarded to him by the Board of Directors. In the event Mr. Flanagan should die before the expiration date of the agreement, the Company will pay his estate twenty-four months' full salary. In addition, the agreement provides that if he is living and under continuing disability for more than twenty-four months, the Company will pay him one-half salary per month, not to exceed, however, sixty months. The agreement further provides for reimbursement of medical care expenses incurred by him, his spouse or defined dependents, not otherwise reimbursed by insurance provided by the Company. From the date the agreement or any renewal expires, and if Mr. Flanagan retires from the employ of the Company, he is to be paid consultative compensation of $40,000 per year until his death.

                         SHAREHOLDER RETURN PERFORMANCE

     The line graph following compares the annual change in the cumulative total shareholder return, assuming reinvestment of dividends, on the Company's common stock (GWOX) against the cumulative total return of the dividends of the S&P 500 Composite Stock Index (S&P 500) and the S&P Publishing Index for the five year period ending April 30, 1995.

     The graph is presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.

     Comparison of Five Year Cumulative Total Return, assuming reinvestment of dividends, among Goodheart-Willcox (GWOX), S&P Publishing Index and S&P 500 Index.

                   1990      1991       1992         1993      1994       1995
                   ----      ----       ----         ----      ----       ----

GWOX               100       102         82           72        71         84

S&P Publishing     100       118        134          147       154        181

S&P 500            100       115        127          146       171        171

                            (April 30, 1990 = $100)

ITEM 2.  SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     At a meeting held on April 6, 1995, the Board of Directors named Grant Thornton LLP as independent certified public accountants to audit the financial statements of the Company for the fiscal year ending April 30, 1996, subject to ratification and approval by the shareholders. Grant Thornton LLP and its predecessors have acted in that capacity for more than the past ten years. A representative of Grant Thornton LLP is expected to be present at the shareholders meeting to answer appropriate questions and, if such representative wishes to do so, make a statement. Grant Thornton LLP performs those procedures necessary to enable them to express their opinion on the annual financial statements of the Company.

                                 OTHER BUSINESS

     Management knows of no matters to be presented to the meeting other than those set forth in this proxy statement. However, if any other matter shall properly come before the meeting, the shares represented by the proxies signed and returned by the shareholders, if not otherwise specified, will be voted thereon in the discretion of the persons voting such shares.

     Any proposal which a shareholder contemplates presenting at the Annual Meeting of the Shareholders of the Company in 1996 must be received at the offices of the Company not later than March 15, 1996, to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                           By Order of the Board of Directors

                                           DICK G. SNYDER
                                           Vice President and Secretary

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE GOODHEART-WILLCOX COMPANY, INC.

                 ANNUAL MEETING OF SHAREHOLDERS--JULY 11, 1995

        Todd J. Scheffers and Dick G. Snyder, and each of them, with power of substitution in each, are hereby authorized to represent and vote the stock of the undersigned at the Annual Meeting of Shareholders of The Goodheart-Willcox Company, Inc., to be held at 9:30 a.m. C.D.T., on July 11, 1995, or any adjournment:
            1. ELECTION OF DIRECTORS:     WITHHOLD AUTHORITY
            FOR all nominees listed below to vote for all nominees listed below / /
            (except as marked to the contrary below) / /

         Walter C. Brown, Robert C. DeBolt, George A. Fischer, John F.
                         Flanagan, Wilma Pitts Griffin,
                    Clois E. Kicklighter and Loraine J. Mix

            (INSTRUCTION: To withhold authority to vote for any
                          individual nominee write that nominee's name on the space provided below.)

        ----------------------------------------------------------------
            2. PROPOSAL TO APPROVE THE SELECTION OF GRANT THORNTON LLP
               as the independent certified public accountants for the current fiscal year.

              / / FOR    / / AGAINST    / / ABSTAIN

            3. In their discretion on any other business that may
               properly come before the meeting.

              / / GRANTED                / / WITHHELD
                  (continued and to be signed on reverse side)

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE
        VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL
        BE VOTED FOR THE ELECTION OF DIRECTORS, IN FAVOR OF ITEM 2 AND GRANT THE DISCRETIONARY POWER IN ITEM 3.
        Dated:                , 1995.
                       ----------------------------------------------------
                                                         Signature

                                                ---------------------------
                                                         Signature

                                                NOTE:

                                       Please sign exactly as your name
                                       appears at the left. If shares are
                                       held jointly, each holder must sign.
                                       If signing for an estate, trust or
                                       corporation, title or capacity
                                       should be stated.

                                       PLEASE PROMPTLY RETURN PROXY IN THE
                                       ACCOMPANYING ENVELOPE. NO POSTAGE
                                       REQUIRED IF MAILED IN THE UNITED
                                       STATES.

                                       I plan to attend the meeting.    / /